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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): FEBRUARY 7, 2002


                                  GENUITY INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-30837                74-2864824
----------------------------   ------------------------     -------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


    225 PRESIDENTIAL WAY, WOBURN, MA                            01801
  ------------------------------------                       ----------
 (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000


                           This is Page 1 of 4 Pages.
                        Exhibit Index appears on Page 4.


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ITEM 5.           OTHER EVENTS

On February 7, 2002, Genuity Inc., a Delaware corporation, issued a press release discussing the results of its fourth quarter of 2001. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS.

                  99.1     Press Release dated February 7, 2002 of Genuity Inc.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GENUITY INC.

                                      By: /s/ Daniel P. O'Brien
                                          -----------------------------------
                                          Name:  Daniel P. O'Brien
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


Date:  February 7, 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION OF EXHIBITS                             PAGE

     99.1     Press Release dated February 7, 2002 of Genuity Inc.          5